UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2019

COLONY BANKCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

115 South Grant Street, Fitzgerald, Georgia 31750

(Address of Principal Executive Offices)

(229) 426-6000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, If Changed Since Last Report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Colony Bankcorp intends to make presentations to investors in the near future. A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in Item 7.01 disclosures, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Colony Bankcorp's slide presentation to be used with investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2019

COLONY BANKCORP, INC.

By:	/s/ Terry L. Hester
Terry L. Hester
Executive Vice President and
Chief Financial Officer